Scudder Value Series, Inc.
Scudder-Dreman High Return Equity Fund


Supplement to the Currently Effective Prospectus, Dated April 1, 2002

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Until April 8, 2002, the following information replaces similar disclosure provided under the heading "Who Manages and Oversees the Funds":


Subadvisor for Scudder-Dreman High Return Equity Fund

The subadvisor for Scudder-Dreman High Return Equity Fund is Dreman Value Management, L.L.C., Jersey City, New Jersey. Dreman Value Management was founded in 1977 and currently manages over $6 billion in assets.


























April 2, 2002